UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 24, 2011

Volterra Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50857	94-3251865
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

47467 Fremont Blvd., Fremont, California		94538
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 510 743 1200

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

At the Company’s earnings call on January 24, 2011, the Company highlighted some of the financial effects of its current intellectual property litigation on its financial results. A supplemental reconciliation of the Company’s GAAP to non-GAAP financial measures highlighting the impact of litigation expense, is attached hereto as Exhibit 99.1.

The information contained in this report and the exhibit attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained herein and the exhibit attached hereto shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing

Item 9.01 Financial Statements and Exhibits.

The following exhibit is furnished with this document:

Exhibit Number	Description of Exhibit
99.1	Impact of litigation expense on non-GAAP financial measures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volterra Semiconductor Corporation

January 24, 2011	By:	/s/ David Oh
Name: David Oh
Title: General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Impact of litigation expense on non-GAAP financial measures